T. Rowe Price International Funds, Inc.
   T. Rowe Price International Stock Fund

 Supplement to prospectus dated March 1, 2002
--------------------------------------------------------------------------------
 Table 1 on page 4 of the prospectus is amended as follows to reflect the correct 5 and 10 year Returns Before Taxes for the International Stock Fund:

 Table 1  Average Annual Total Returns
                                        Periods ended December 31, 2001
                                        1 year     5 years     10 years
 ------------------------------------------------------------------------------
  International Stock Fund
  Returns before taxes                  -22.02%      0.75%      6.05%
  Returns after taxes on
  distributions                         -22.83      -0.51       4.86
  Returns after taxes on
  distributions and sale of fund
  shares                                -13.32       0.54       4.79
  MSCI EAFE Index                       -21.21       1.17       4.76
  Lipper International Funds Average    -21.71       1.94       6.17
 ------------------------------------------------------------------------------


 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.
--------------------------------------------------------------------------------
 The date of this supplement is April 16, 2002.
--------------------------------------------------------------------------------

 F37-041   4/16/02